Consent of Independent Accountants

We hereby consent to the use in the Registration Statement on Form 10-SB, or our
report dated March 2, 2001, relating to the financial statements Implse
Communications, Inc. as of and for the years ended December 31, 2000 and 1999, which appear in such Registration Statement.

Westwood, Massachusetts
April 6, 2001

Gray, Gray & Gray